UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

July 27, 2010
Date of Report (Date of Earliest Event Reported)

Hutchinson Technology Incorporated
(Exact name of Registrant as Specified in its Charter)

Minnesota	0-14709	41-0901840
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

40 West Highland Park Drive N.E., Hutchinson, Minnesota, 55350
(Address of principal executive offices)

(320) 587-3797
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 27, 2010, we issued a press release regarding our financial results for the fiscal quarter ended June 27, 2010, which is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated July 27, 2010, regarding our financial results for the fiscal quarter ended June 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hutchinson Technology Incorporated

Date: July 27, 2010	/s/ STEVEN L. POLACEK
Steven L. Polacek
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing

99.1	Press Release dated July 27, 2010, regarding our financial results for the fiscal quarter ended June 27, 2010	Filed Electronically